Exhibit 10.2

Loan Agreement Certification

2018/12/27

Address: 2-3-30-#4810, Harumi, Chuo-Ku, Tokyo, Japan

Guarantor: /s/ Mei Kanayama

Loan Essentials	Amount	300,000,000 JPY
	Rate	1.1% per year The rate might be changed due to financial situation.	Use	Purchasing site and constructing the Company’s Building
			Due Date	2053/12/31
	Deposit account for repayment	Branch Name: Kameido	Type: Deposit Account	Account No.: [*]
Guarantee Amount	3000,000,000 JPY	The guarantor bears the guarantee obligation not only for the prior guarantee amount but also for interest, damages and all other debts incidental to the borrowing stated in the borrowing guidelines.

Please specify the following terms (1, 2, 3) with 〇。
Repayment Method of the Principle	Equal repayment of principal	Repayment Period		Repayment Date	Repayment Interval	Repayment Amount per Time
	Repayment per Time	The 1st Time	2019/1/31	The end of every month	Every month	715,000 JPY
		After the 2nd Time and	2019/02~2053/11			715,000 JPY
		The Last Time	2053/12/31			715,000 JPY

Loan Repayment Chart

Branch No. 003	Client No. 0290038	Company Name: Yoshitsu Co., Ltd	Date 2018/12/27
Repayment Method No. 231	Equal Principal Fluctuation Period	Approval Type-No. 9-156060	Certification No. 13244	Use 31	Start Date 2018/12/27	Due Date 2053/12/31	Interest Rate 1.100%	Loan Type 100099
Transfer Type - Account No. MO2-1048353
Period	Repayment Start Date	Period	Repayment Time	The First Repayment	Repayment	The Last Repayment
Installment	300,000,000 JPY	2019/1/31	01	420	715,000 JPY	715,000 JPY	415,000 JPY